SECOND AMENDMENT TO THE ARROW ELECTRONICS, INC.
                AMENDED AND RESTATED THREE YEAR CREDIT AGREEMENT

          SECOND AMENDMENT, dated as of February 19, 2002 (the "Amendment")
                                                                ---------
to the Amended and Restated Three Year Credit Agreement, dated as of
February 22, 2001 (as may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ARROW ELECTRONICS, INC.,
                        ----------------
a New York corporation (the "Company"), the Subsidiary Borrowers (as defined
                             -------
therein), the several banks and other financial institutions from time to time parties thereto (the "Banks"), BANK OF AMERICA, N.A., as Syndication
                           -----
Agent (the "Syndication Agent"), FLEET NATIONAL BANK, as Documentation
            -----------------
Agent (the "Documentation Agent"), and JPMORGAN CHASE BANK, as Administrative
            -------------------
Agent (the "Administrative Agent").
            --------------------

                          W I T N E S S E T H :
                          - - - - - - - - - -

          WHEREAS, the Company, the Subsidiary Borrowers, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to the Credit Agreement; and

          WHEREAS, the Company and each of the Subsidiary Borrowers have requested that the Banks consent to the amendments contained herein in the manner hereinafter provided, and the Banks are willing to do so;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms.  Unless otherwise defined herein, terms
             -------------
defined in the Credit Agreement shall have such meanings when used herein.

          2. Amendments to Subsection 1.1.  Subsection 1.1 of the Credit
             ----------------------------
Agreement is hereby amended as follows:

          (a) by inserting, after the word "Affiliates," in clause (d) of the definition of "Adjusted Consolidated EBITDA" in such subsection, the following:

     "plus (e) to the extent deducted from earnings in determining Consolidated Net Income for such period, non-cash charges due to impairments recorded in such period in accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 142,"

          (b) by deleting the period at the end of the definition of "Applicable Margin" in such subsection and substituting, in lieu thereof, the following:

     "; and provided, further, that the Applicable Margin as determined pursuant
            --------  -------
     to the foregoing shall be increased by 25 basis points for the period from and including January 1, 2002 until and including the first fiscal quarter end on which the ratio of Consolidated Total Debt as at such quarter end to Adjusted Consolidated EBITDA for the period of four consecutive quarters ending on such date is less than or equal to 4.0 to 1.0."

          (c) be deleting the period at the end of the definition of "Consolidated Net Worth" in such subsection and substituting, in lieu thereof, the following:

     ", adjusted to exclude non-cash charges due to impairments recorded in accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 142."

          (d) by deleting the table in the definition of "Facility Fee Rate" in such subsection in its entirety and substituting, in lieu thereof, the following table:

     Rating
    (S&P/Moody's)                     (Facility Fee Rate (in basis points)
    -------------                     ------------------------------------

Greater than or equal                 13.50
  to A-/A3

Greater than or equal                 15.00
  to BBB+/Baa1

  Greater than or equal               17.50
  to BBB/Baa2

  Greater than or equal               20.00
  to BBB-/Baa3

  Less than                           27.50
  BBB-/Baa3


          2. Amendment to Subsection 9.2.  Subsection 9.2(a) of the Credit
             ---------------------------
Agreement is hereby amended by deleting the parenthetical clause contained therein and substituting in lieu thereof the following:

          "(other than, in respect of any Extension of Credit made after the Closing Date the proceeds of which are to be applied by the Company to repay maturing commercial paper (as specified in the applicable Notice of Borrowing), subsection 8.2)"

          3. Amendment to Subsection 10.9.  Subsection 10.9 of the Credit
             ----------------------------
Agreement is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following:

          "10.9  Additional Subsidiary Guarantees.  In the event that any
                 --------------------------------
     Domestic Subsidiary which is not a Guarantor shall own any assets or generate any revenues (excluding any Domestic Subsidiary the sole activities of which consist of entering into one or more Permitted Receivables Securitizations), take all actions necessary to cause such Domestic Subsidiary to execute and deliver a Subsidiary Guarantee, within 30 days of the occurrence of such event."

          4. Amendment to Subsection 11.1(a).  Subsection 11.1(a) of the Credit
             -------------------------------
Agreement is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following:

          "(a) Maintenance of Indebtedness.  Permit Consolidated Total Debt at
               ---------------------------
     any time to exceed (a) from the Closing Date through September 30, 2001, an amount equal to 70.0% of Consolidated Total Capitalization, (b) from October 1, 2001 through December 31, 2001, an amount equal to 67.5% of Consolidated Total Capitalization, (c) from January 1, 2002 through March 31, 2002, an amount equal to 62.5% of Consolidated Total Capitalization,
     (d) from April 1, 2002 through March 31, 2003, an amount equal to 60.0% of Consolidated Total Capitalization, and (e) thereafter, an amount equal to 57.5% of Consolidated Total Capitalization; provided that the percentages
                                                 --------
     set forth in the foregoing clauses (c) through (e) shall be increased by 2.5% if, and only for so long as, the ratio of Consolidated Total Debt as at the most recent fiscal quarter end to Adjusted Consolidated EBITDA for the period of four consecutive quarters ending on such date is less than or equal to 4.0 to 1.0."

          5. Amendment to Subsection 11.1(b).  Subsection 11.1(b) of the Credit
             --------------------------------
Agreement is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following:

          "(b)  Maintenance of Net Worth.  Permit Consolidated Net Worth at any
                ------------------------
     time to be less than an amount equal to the sum of 85.0% of Consolidated Net Worth as of December 31, 2001 plus 50% of cumulative Consolidated Net Income for the fiscal quarter commencing January 1, 2002 and for each fiscal quarter thereafter (without subtraction for any fiscal quarter during which Consolidated Net Income is a negative number) plus 50% of the cash proceeds of any Capital Stock issued by any Loan Party commencing January 1, 2002 (net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith)."

          6. Amendment to Subsection 11.1(c).  Subsection 11.1(c) of the Credit
             ------------------------------
Agreement is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following:

          "(c) Interest Coverage.  Permit the ratio of Adjusted Consolidated
               -----------------
     EBITDA to Consolidated Cash Interest Expense for any period of four consecutive fiscal quarters of the Company ending (a) on or prior to September 30, 2001, to be less than 3.0 to 1.0, (b) after September 30,
      2001 and on or prior to December 31, 2001, to be less than 2.15 to 1.0,
     (c) after December 31, 2001 and on or prior to June 30, 2002, to be less than 1.75 to 1.0, (d) after June 30, 2002 and on or prior to September 30, 2002, to be less than 2.0 to 1.0, (e) after September 30, 2002 and on or prior to December 31, 2002, to be less than 2.1 to 1.0, (f) after December 31, 2002 and on or prior to March 31, 2003, to be less than 2.25 to 1.0, and (g) after March 31, 2003, to be less than 3.0 to 1.0."

          7. Amendment to Subsection 11.3.  Subsection 11. 3 of the Credit
             ----------------------------
Agreement is hereby amended by deleting the amount "$75,000,000" where it appears in clause (i) thereof and substituting in lieu thereof the amount "$50,000,000".

          8. Amendments to Subsection 11.  Section 11 of the Credit
             ---------------------------
Agreement is hereby amended by adding thereto the following Subsection
11.5:

          "11.5 Limitation on Payments.  For the period from and including
                ----------------------
     January 1, 2002 until and including the first fiscal quarter end on which the ratio of Consolidated Total Debt as at such quarter end to Adjusted Consolidated EBITDA for the period of four consecutive quarters ending on such date is less than or equal to 4.0 to 1.0, the Company shall not, and shall not permit any of its Subsidiaries to, make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Loan Party, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Loan Party (collectively, "Restricted Payments"), except that (x) any Subsidiary or any Loan Party may make Restricted Payments to any other Loan Party and (y) any Loan Party may make Restricted Payments consisting solely of Capital Stock of any Loan Party."

          9. Conditions to Effectiveness.  This Amendment shall become
             ---------------------------
effective on the date on which the Administrative Agent shall have received
(a) an executed counterpart of this Amendment signed by the Company, each Subsidiary Borrower and the Required Banks and consented to by the Subsidiary Guarantors, (b) an executed Subsidiary Guarantee from each Domestic Subsidiary of the Company that is not already a Guarantor which would be required as of the date hereof by Subsection 10.9 of the Credit Agreement, as amended hereby, to execute and deliver a Subsidiary Guarantee and (c) an amendment fee, for the account of the Banks that have delivered an executed counterpart to the Administrative Agent no later than 12:00 noon, New York City time, on February 19, 2002, in an amount equal to 0.15% of the aggregate amount of the Commitments of such Banks.

         10. Representations and Warranties.  Each of the Company and each
             ------------------------------
Subsidiary Borrower (in so far as the representations and warranties by such Subsidiary Borrower relate to it) hereby confirms that all of the representations and warranties made by the Loan Parties contained in the Credit Documents after giving effect to the Amendments herein are true and correct in all material respects on and as of the date hereof (other than representations as are made as of a specific date) after giving effect to this Amendment (it being understood that the occurrence of a material reduction in revenue and/or earnings during the 2001 calendar year shall not constitute a breach of the representation and warranty contained in subsection 8.2 of the Credit Agreement for purposes of this Section 10).


         11. No Default.  The Company hereby confirms that no Default or
             ----------
Event of Default shall have occurred and be continuing on the date hereof or after giving effect to this Amendment.

         12. Counterparts.  This Amendment may be executed by one or more
             ------------
of the parties hereof on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument.

         13. Payment Of Expenses.  The Company agrees to pay or reimburse
             -------------------
the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         14. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY,
             -------------
AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officer as of the day and year first above written.

                                           ARROW ELECTRONICS, INC.

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           GATES/ARROW DISTRIBUTING, INC.

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           MID RANGE OPEN COMPUTING ALLIANCE,
                                           INC.

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------




                                           ARROW DENMARK A/S

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           ARROW FINLAND OY

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           ARROW COMPONENTS SWEDEN AB

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           ARROW EUROPE GMBH

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           SPOERLE ELECTRONIC GMBH

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           ARROW ELECTRONICS (UK) LTD.

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------




                                           ARROW NORWAY A/S

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           ARROW ELECTRONIQUE S.A.

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           ARROW COMPUTER PRODUCTS SNC

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           ARROW NORDIC COMPONENTS AB

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           MICROTRONICA UK

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           MICROTRONICA OY

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------




                                           MICROTRONICA SWEDEN AB

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           MICROTRONICA NORWAY AS

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           MICROTRONICA DENMARK AS

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           TEKELEC EUROPE S.A.

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           B.V. ARROW ELECTRONICS DLC

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           ARROW/TEXNY (H.K.) LIMITED

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------




                                           ARROW ASIA PAC LTD.

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           JPMORGAN CHASE BANK, as
                                           Administrative Agent and as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           BANK OF AMERICA, N.A., as Syndication
                                           Agent and as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           FLEET NATIONAL BANK, as
                                           Documentation Agent and as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           THE BANK OF NOVA SCOTIA, as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           BNP PARIBAS, as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           DEN DANSKE BANK AKTIESELSKAB, as a
                                           Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           HSBC BANK USA, as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           BANCA COMMERCIALE ITALIANA, NEW
                                           YORK BRANCH, as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------








                                           BANCA POPOLARE DI MILANO, NEW YORK
                                           BRANCH, as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------:

                                           THE BANK OF NEW YORK, as a Bank

                                            By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           BANK OF TOKYO-MITSUBISHI TRUST
                                           COMPANY, as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           BAYERISCHE LANDESBANK
                                           GIROZENTRALE, CAYMAN ISLANDS
                                           BRANCH, as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------




                                           CREDIT INDUSTRIEL ET COMMERCIAL,
                                           as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           CREDIT SUISSE FIRST BOSTON, as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           SUNTRUST BANK, as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           DEUTSCHE BANK AG, as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           FIRST UNION NATIONAL BANK, as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           BANCA NAZIONALE DEL LAVORO S.P.A.,
                                           NEW YORK BRANCH, as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           THE FUJI BANK, LIMITED, as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           THE DAI-ICHI KANGYO BANK, LTD., as a
                                           Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           UNICREDITO ITALIANO, as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------



                                           STATE BANK OF INDIA, as a Bank

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------


By its signature each Guarantor hereby acknowledges and consents to the foregoing amendment and confirms its Company Guarantee or Subsidiary Guarantee, as the case may be.

                                           ARROW ELECTRONICS, INC.

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           GATES/ARROW DISTRIBUTING, INC.

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           MID RANGE OPEN COMPUTING
                                           ALLIANCE, INC.

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------

                                           SUPPORT NET, INC.

                                           By:
                                               ---------------------------
                                              Name
                                                   -----------------------
                                              Title:
                                                    ----------------------